Exhibit 99.1
Peabody Energy Lehman CEO Energy / Power Conference September 4, 2008

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 23, 2008. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; credit and performance risk associated with customers, suppliers, trading and financial counterparties; the availability, timing of delivery and cost of key equipment and commodities; transportation availability, performance and costs including demurrage; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; worldwide economic and political conditions; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; coal and power market conditions; impact of weather on demand, production and transportation; availability and costs of competing energy resources; risks associated with our Btu Conversion initiatives; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations before income taxes and minority interests, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 7/23/08

BTU: The Only Global Pure-Play Coal Investment Global coal demand exceeding supply near and long-term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts Global demand driving U.S. exports, Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Investment Thesis Strong and Sustainable

Compound Annual Growth Rate 0.6% 1.7% 2.9% 2.9% 5.1% Coal Continues to be Fastest Growing Fuel Global Coal Demand Grows 1.5+ Billion Tons in 6 Years Source: BP Statistical Review of World Energy, June 2008. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 35.15 19.02 18.93 10.53 3.51 35% 2001 - 2007 Change 19% 11% 19% 4% Coal Natural Gas Oil Hydro Nuclear How Does the World Add 250 Million Tons of Supply Per Year?

New Coal Plants Increase Global Coal Consumption by ~1 Billion Tons China 101 354 India 80 280 Other Asia 46 160 Russia / FSU 28 98 U.S. 16 60 Europe 10 35 Africa 6 21 South America 6 21 Middle East 1 4 TOTAL 294 1,033 Nearly 300 GW of New Coal Plants Under Construction Country Plants (GW) Coal Growth (MTPA) Source: Platts World Electric Power Plant Database June 2008 and Peabody analysis; Assumes 3.5 million tonnes of coal for every 1 GW of generation outside the United States; and 3.75 million tonnes within the United States.

Key Nations Retain More Coal for Domestic Use and "Short" Seaborne Markets INDONESIA YTD exports stall after years of double-digit growth; proposal to mandate 30-35% of low c.v. coal stay home; possible "price majeure" of lower priced contracts SOUTH AFRICA 45 MT stockpile rebuild needed; "Short 100 million tons by 2017"; more coal to serve growing domestic needs and India INDIA Demand may rise 54% to 730 MT by 2012 (10% CAGR) and to 1.87 BT by 2026; coking coal imports to grow from 25 MT today to 200 MT by 2020 CHINA Raising export taxes for thermal and met coal; lifting electricity prices; "winter coal shortages likely" RUSSIA Government crackdown on domestic / international prices; evaluating tariffs to keep more supply at home

China's Export Withdrawal Creates Structural Shift in Seaborne Markets 2003 2004 2005 2006 2007 2008 Thermal Coal 72 68 46 25 2 0.01 Metallurgical Coal 11 0 0 0 0 0 Ongoing supply problems reduce exports Second half 2008 export licenses still not issued; will be less than projected Coal imports may be made exempt from13% VAT tax Taxes raised to discourage exports, 10% met coal (up from 5%) 10% thermal coal (previously none) Chinese Net Exports Source: Industry reports and Peabody analysis. 2003 2007 2004 2005 2006 2008? Reduction of ~25% of Pacific Thermal Seaborne Coal Supply in Five Years

Top Coal Exporting Nations Not Keeping Pace With Growing Demand Source: Barlow Jonker, industry reports, Peabody Analysis. Venezuela Poland Kazakhstan Canada Vietnam China U.S. Colombia South Africa Russia Indonesia Australia 2002 - 2004 7 10 24 25 29 50 51 65 68 98 161 251 Indonesia S. Africa Russia Colombia China U.S. Vietnam 2007 Total Exports (million tonnes) Australia Canada Kazakhstan Poland Venezuela Exports up 2% year to date Exports down 2% year to date Keeping more coal at home; pricing under review Need large inventory rebuild, YTD exports down ~5% Exports increasing ~3 MT, primarily to Europe Proposed 45% tax to limit exports; 6+ MT decline v. 2007 Opportunities to increase exports 20 to 30 MT in 2008 2H08 exports at risk - watch licenses; taxes raised Limited met coal exports due to rail and geology Declining exports in 2007 for fifth successive year Increasing production to satisfy domestic demand Government renegotiating customer agreements Export Growth Potential

Structural Changes to Global Coal Markets Long Term in Nature Major growth in energy, coal use by emerging nations Global build-out of power plants Cost of competing fuels Peak oil concerns Weak dollar and inflation hedge Exporting nations requiring more coal for domestic use Deeper / thinning geology Eastern U.S. permitting delays Credit crunch Nationalized energy assets Major new sources years from reaching markets Commodities inputs create major cost pressures Long lead times for equipment Rail, vessels and ports constrained in many nations No Quick Solutions to Growing Demand and Tight Supply Demand Supply

Global coal demand exceeding supply both near term and long term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts World demand drives U.S. exports, Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Peabody Energy: Key Growth Drivers

Global Coal Markets Interconnected; Slack Quickly Taken from All Markets U.S. Dollars Per Ton PRB 8800 U.S. Dollars Per Ton(ne) API4, Newcastle, CAPP NYMEX Jan. 1 1Q 2Q 3Q 4Q 1Q 2Q Aug. 2007 2007 2007 2007 2007 2008 2008 2008 Central Appalachia (CAPP NYMEX) and Powder River Basin (PRB 8800) prices for calendar 2009 delivery. Newcastle and API4 (South Africa coal for delivery to Europe) pricing for prompt delivery. Updated Aug. 22, 2008. +44% PRB 8800 +147% CAPP NYMEX +212% Newcastle +211% API 4 Powder River Basin: Best Bargain and Best Upside Newcastle: Highest Value Coal in the World

Global coal demand exceeding supply both near term and long term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts World demand drives U.S. exports, Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Peabody Energy: Key Growth Drivers

2008 2009 2010 East 3 3 10.5 West 5.5 6.5 BTU Advantage: 10+ MTPA of Australia Met Coal Previously Priced Recently Priced Recently Priced Unpriced Unpriced Peabody's Met Coal Leverage 2007 Benchmark $98 $300 2008 Benchmark $ / Metric Ton High-Quality Hard Coking Coal Prices PLACEHOLDER PCI & Semi-Soft High-Quality Hard Coking Coal Hard Coking Coal Semi-Hard Coking Coal East 11 39 28 11 Semi-Hard Coking Coal PCI High-Quality Hard Coking Coal Hard Coking Coal 8 - 9 9 - 10 10 - 11 Short Tons in Millions Peabody's Met Coal Qualities

BTU Advantage: 10+ Million Tons of Australia Met Coal Capacity

Peabody
Met Mines / Ports


Conarco
Exploration Area
Abbot Point
Dalrymple Bay
Burton
North Goonyella
Eaglefield
Millennium
Queensland
New South Wales
Metropolitan
Kembla

- Millennium Mine interest acquired; ramping up to 3 MTPA
- Exploring North Goonyella / Eaglefield expansion
- Metropolitan Mine expanding long term to 2.5 MTPA
- Added rail / port throughput in 2010 with Goonyella-Abbot Point Expansion
- Conarco drilling on 1.6 million acres in Queensland

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2008 2009 2010 Previously Priced 6 2.5 1 Recently Priced 2.5 1.5 0 Unpriced 6 12 1/1/2007 1Q07 2Q07 3Q07 4Q07 4/1/2008 Aug. 2008 East 51.95 53.93 70.03 78 89.75 125 170 BTU Advantage: Large, Growing Volumes of Australia Export Thermal Coal Previously Priced Recently Priced Recently Priced Unpriced Unpriced Peabody's Growing Thermal Coal Leverage 8-9 9.5-10.5 13-14 Short Tons in Millions U.S. Dollars Per Ton Australia Thermal Prices Triple Since Early 2007 $51.95 ~$170 Prompt prices for Newcastle Thermal Coal index. Updated Aug. 25, 2008. Previously Priced Previously Priced $125 $52

Wilpinjong Wambo North Wambo Wilkie Creek Chain Valley Brisbane Newcastle NCIG Queensland New South Wales BTU Advantage: Expanded Australia Thermal Coal Capacity Higher capacity through North Wambo and expanded prep plant Expanding Wilpinjong Mine to 9+ MTPA over time Major owner of new NCIG terminal in Newcastle 6 million tons dedicated throughput for Peabody added in late 2010 Long-term potential with Horse Creek reserves Horse Creek Peabody Thermal Mines / Ports

2007 2008 RESERVES POTENTIAL Queensland N. Goonyella / Eaglefield 2.4 2.5 - 3.0 45 4 - 6 MT Burton 3.2 2.5 - 3.0 33 4 MT Millennium 1.0 1.0 - 1.5 23 3.5 MT Wilkie Creek 2.4 2.3 - 2.6 344 3+ MT 9.0 9 - 10 New South Wales Wilpinjong 5.1 6.5 - 7.0 190 9 - 11 MT Wambo Complex 4.7 4.5 - 5.0 121 7 - 8 MT Metropolitan 1.6 1.4 - 1.8 39 2.5 MT Chain Valley 0.6 0.5 - 0.7 15 1 MT 12.0 13 - 14 21.0 22 - 24 1,073 30 - 40 MT Peabody Australia Capacity Potential: Short tons in millions. Volumes subject to transportation availability. "Total" includes unassigned reserves. TOTAL 16 MTPA Metallurgical (+6) 40 MTPA Total (+16 to 18)

BTU Advantage: Global Platform Offers Growing and Diverse Earnings 1st Qtr 2nd Qtr 1 99 2003 2003 and 2007 reflect actual results from continuing operations. International EBITDA Share Grows to 50% in 2008 1st Qtr 2nd Qtr 50 50 2008 United States International 1st Qtr 2nd Qtr 21 79 2007 $422 Million $963 Million

Global coal demand exceeding supply both near term and long term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts World demand drives U.S. exports, Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Peabody Energy: Key Growth Drivers

2006 2007 2008 2009 Export 49300 59300 87600 109600 Import 36000 36400 32000 31000 U.S. Exports Expected to Grow to 110 Million Tons in 2009 U.S. net exports growing >50 million tons between 2007 and 2009 U.S. inventories near or below targeted levels in all regions Peabody YTD transactions: 7.4 million tons of term U.S. exports through 2011 Creates pull to PRB, Colorado and Illinois Basin markets U.S. Exports (Est.) Source: Industry Reports and Peabody estimates. 59 88 49 110 13 23 57 U.S. Net Exports 81

Recent API 2 (South Africa to Europe): $193 / tonne Implied Price at East Coast Port: $160 / ton Equivalent or "Parity Price" vs. Current Market (FOB Mine): Central Appalachia: $130 Parity vs. $127 Market Northern Appalachia: $136 Parity vs. $114 Market Backfill Equivalent vs. Current Market (FOB Mine): Illinois Basin: $89 Parity (scrubbed) vs. $81 Market Powder River Basin: $28 Parity (unscrubbed) vs. $15 Market Source: Aug. 21, 2008 index prices for Cal'09 and Peabody analysis. Assumes GAR for CAPP 12,500 1.6 lb. SO2, NAPP 13,000 4.0 lb. SO2, PRB 8800 0.8 lb. SO2; and Illinois 12,000 Btu 5.0 lb. SO2. Transportation to Upper Ohio River of $46/ton, $13/ton and $6/ton for PRB, Illinois and CAPP, respectively. Aug. 21, 2008. International Markets Create Major Parity Price Opportunities Global Markets Increasingly Interconnected

Global coal demand exceeding supply both near term and long term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts World demand drives U.S. exports, Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Peabody Energy: Key Growth Drivers

2007 2008 2009 2010 2011 7.25 11.5 15 19.25 20.25 BTU Advantage: Peabody's Volumes Largely Reprice Every 3.5 Years OTC PRB 8800 Prices PRB moving as slack taken out of other markets 2011 published PRB prices nearly 3x 2007 levels Peabody's total unpriced U.S. volumes: 2009: 35 - 40 million 2010: 90 - 100 million 2011: 170 - 180 million PRB to supply ~60% of new plant requirements Source: Industry estimates for PRB 8800 delivery. Updated Aug. 22, 2008. Unpriced U.S. volumes as of July 23, 2008 earnings release. $7.25 $11.50 $15.00 $19.25 1/2/07 Delivery As of: $20.25 08/21/08

BTU Advantage: Repricing Illinois Basin Contracts at Higher Levels Spot prices double YTD in 2008 Benchmarks move from $30s to $60s / $80s Peabody: 32 MTPA of Illinois Basin production 3.7 billion tons of reserves Peabody in late-stage evaluation of new mine development

Global coal demand exceeding supply both near term and long term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts World demand creating to the U.S., Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Leadership Through Margin Expansion and Long-Term Growth Peabody Energy: Key Growth Drivers

Cost Containment Actions Enable Margin Expansion in Strong Markets Process Improvement Projects New Mine Efficiencies Newer surface mines (Wilpinjong, El Segundo) lower cost than existing mines Major Cost and Productivity Initiatives Safety Record 1.52 rate YTD Commodity Management Use of consumption teams 1H08 commodity / currency hedging saves ~$70 million The Overland Conveyor at North Antelope Rochelle Saves 3 Million Gallons of Diesel Fuel Per Year

Peabody

BTU Advantage: Global Pipeline of Growth Opportunities



Completed 2007-08
1 – 3 Year Focus
3 – 5 Year Focus
Cost / Quality
Acquisitions / Exploration
Organic Growth
U.S.
International
Btu Conversion
NARM Dragline
NARM Blending & Loadout
NARM Conveyor
Francisco UG
Caballo Truck/ Shovel
Twentymile Prep Plant
Caballo/ Rawhide Conveyor
Burton Bullock Creek
Millennium Remaining 15%
China
Conarco Met Resources
5% Prairie State
Mongolia
CTG Kentucky
CTL Midwest
GreatPoint
CTL West
Horse Creek
Mozambique
Startup Wilpinjong
Wambo Prep Plant
Global Trading
Startup Millennium
El Segundo
North Wambo U/G
Bear Run
Wambo Expansion
Plumtree
Kerlong
Wild Boar
18% NCIG Port
Wilpinjong Expansion
Metropolitan Expansion
School Creek
Millennium Expansion
Eaglefield Expansion
Gateway North
Gallatin County
Fayetteville
Eden
New Athens
Williams Fork
Bond County
Wolf Creek
Wilkie Creek Mine-Mouth
South Mesa
Burton Wallanbah UG
Big Elk
Cow Camp

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Peabody: A Leader in Btu Conversion and Clean Coal Solutions BTU is the only non-Chinese equity partner in GreenGen, China's centerpiece coal / climate initiative BTU partnering with ConocoPhillips on new coal-to- natural gas facility in Kentucky BTU has investment in GreatPoint Energy to develop coal-to-gas plants

Source: Company filings and reports. Market capitalization as of Aug. 25, 2008. BTU Advantage: Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis Peabody Market Capitalization $ per mmBtu ConocoPhillips Anadarko Chevron Apache BP ExxonMobil Shell

Valuation Metrics Suggest Valuation Upside for BTU ConocoPhillips Chevron Apache BP ExxonMobil Shell BTU Trading at Low Forward EBITDA Multiple Currently 6.5x vs. 10 - 12x in recent years Recent M&A & Equity Values Suggest Valuation Upside Recent valuations: up to $1,000 / ton of met coal production Trading valuations: $500 - $600 / ton of Australia thermal production Implied BTU value of $16 billion in Australia alone: 10+ MTPA current met production = ~$10 billion 10+ MTPA thermal export production = ~$6 billion Entire market cap in Australia alone? Peabody at a Discount to S&P 500 Based on Growth Rates S&P 500: Forward P/E of 12.0 vs. earnings growth of 12.8% BTU: Forward P/E of 10.5 vs. earnings growth of 26.7% Per-Ton Reserve Trading Multiples Suggest 85+% Potential BTU averages ~$2.40 versus sector median of $4.50 Source: EBITDA multiples based on EV/ Consensus EBITDA as of Aug. 13 and year-end for the prior four-year period. BTU production values as of July 23 earnings release; forward P/E and earnings growth rates per Thomson Reuters; Per-ton reserve multiples based on publicly traded companies.

Valuation Metrics Suggest Upside for BTU Coal Prices Newcastle Metallurgical PRB Illinois Basin BTU Earnings 2008 EBITDA 2008 EPS BTU Share Price YTD 2008 140% 200% 50% 140% 77% 72% (13)% Coal Prices, BTU Earnings Show Major Growth Source: Newcastle and Metallurgical based on JFY contracted levels; PRB based on 2010 delivery; Illinois Basin based on 2009 delivery; BTU 2008 EBITDA and EPS based on midpoint of targets per July 23, 2008 earnings release versus 2007 continuing operations results. Updated Sept. 3, 2008

2003 2004 2005 2006 2007 2008 EBITDA 422 496 709 909 963 1800 EBITDA (in Millions) Reflects results from continuing operations (unaudited). 2008 targets per July 23, 2008 earnings release. The New BTU: Near-Doubling of 2008 Earnings and Growth Beyond $422 2008 Target $1,600- $1,800 Excellent leverage as we reprice contracts Strong free cash flow from growing earnings Global expansion in high-growth, high-margin regions Safe, low-cost operations Industry-best 9.3 billion ton reserves Emerging markets from Btu Conversion

Peabody Energy Lehman CEO Energy / Power Conference September 4, 2008